UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 9, 2007 (May 8, 2007)

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This amendment to the Current Report on Form 8-K dated May 8, 2007 (the “Report”) is being furnished to correct page 2 of the Additional Historical and Pro Forma Financial Information attached as Exhibit 99.4 to the Report. The table that is part of footnote 4 on page 2 has been corrected to change the data in the rows entitled “Other Income” and “Jean Coutu USA non-recurring expenses”.  The corrected version of page 2 is attached to this amended Report as part of Exhibit 99.4.

Item 7.01  Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is certain information concerning the combined unaudited pro forma financial results of the Rite Aid Corporation, a Delaware corporation (the “Company”) and JCG (PJC) USA, LLC, a Delaware limited liability company (“Jean Coutu USA”).  Furnished as Exhibits 99.2 and 99.3 hereto is certain information concerning the business and a discussion of the financial results of Jean Coutu USA. Furnished as Exhibit 99.4 is certain additional information concerning our audited historical and combined unaudited pro forma financial results, pro forma information about the combined company following our proposed acquisition of Jean Coutu USA, and additional unaudited financial information regarding Jean Coutu USA.

The information in Item 7.01 of this amended Report, including Exhibits 99.1, 99.2, 99.3 and 99.4 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in Item 7.01 of this amended Report, including Exhibits 99.1, 99.2, 99.3 and 99.4 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits

99.1	Unaudited Pro Forma Combined Financial Statements of Rite Aid Corporation and Jean Coutu USA

99.2	Consolidated Condensed Financial Statements of Jean Coutu USA for the Quarter Ended March 3, 2007

99.3	Management Discussion and Analysis of Jean Coutu USA

99.4	Additional Historical and Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 9, 2007	By:	/s/ Robert B. Sari
	Name:	Robert B. Sari
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Combined Financial Statements of Rite Aid Corporation and Jean Coutu USA

99.2	Consolidated Condensed Financial Statements of Jean Coutu USA for the Quarter Ended March 3, 2007

99.3	Management Discussion and Analysis of Jean Coutu USA

99.4	Additional Historical and Pro Forma Financial Information